EXHIBIT 10.18

                                    SIXTEENTH
                        AMENDMENT TO EMPLOYMENT AGREEMENT

     JOEL F. GEMUNDER ("Employee"), and OMNICARE MANAGEMENT COMPANY, a Delaware corporation with its principal place of business in Covington, Kentucky (the "Company"), hereby agree as follows:

     1. Recitals

     (a) The Company is an indirect subsidiary of Omnicare, Inc. as a result of a corporate restructuring of Omnicare, Inc. and its affiliates.

     (b) In connection with such restructuring certain assets and liabilities of Omnicare, Inc. were transferred to the Company effective December 31, 1988, including an Employment Agreement between Omnicare, Inc. and Employee dated August 4, 1988 (the "Employment Agreement").

     (c) The Company, as assignee, and Employee amended the Employment Agreement by mutual written agreement on December 31, 1988, May 23, 1989, May 22, 1990, May 21, 1991, May 19, 1992, May 17, 1993, May 16, 1994, May 15, 1995, May 20,
1996, May 19, 1997, May 18, 1998, March 3, 1999, February 25, 2000, March 1,
2000 and March 1, 2001 (the "Prior Amendments").

     2. Amendments

     (a) Section 1.2 of the Employment Agreement is amended by deleting the year "2006" from the third line of Section 1.2 and substituting the year "2007" therefor.

     (b) Section 2.1 of the Employment Agreement is amended by deleting "$950,000" from the second line thereof and substituting "$1,150,000" therefor.

     (c) The amount of unrestricted stock award recognized in lieu of incentive compensation in 2001 is $3,630,000.

     3. General

     Except as previously changed by the Prior Amendments and as specifically amended herein, the Employment Agreement will remain in full force and effect in accordance with its original terms, conditions and provisions.

     IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of February 6, 2002.

                           OMNICARE MANAGEMENT COMPANY


                                                  By:
-----------------                                     -------------------------
JOEL F. GEMUNDER                                          Cheryl D. Hodges